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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 5, 2009

                                MICROISLET, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                                            88-0408274
(State or other jurisdiction of                     (IRS Employer Identification
        incorporation)                                           No.)


                                    001-32202
                              (Commission File No.)

                        6370 NANCY RIDGE DRIVE, SUITE 112
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)

                                 (858) 657-0287
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

CHAPTER 11 CASE - MONTHLY OPERATING REPORT

         As previously reported, on November 10, 2008, MicroIslet, Inc. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") (Case No. 08-11388) (the "Chapter 11 Case"). In connection with the Chapter 11 Case, the Company is required to file monthly operating reports with the Bankruptcy Court. On February 5, 2009, pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure, the Company filed its monthly operating report for the month ended December 31, 2008 with the Bankruptcy Court. Selected financial information for the month of December 2008 included in the monthly operating report (the "Selected Financial Information") is attached hereto as Exhibit 99.1 and is incorporated herein by this reference

         The information contained in the Selected Financial Information is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Selected Financial Information is unaudited, in a format prescribed by applicable bankruptcy laws, and has not been prepared in conformity with generally accepted accounting principles. The information in the Selected Financial Information may not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in a periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Selected Financial Information should not be viewed as indicative of future results of the Company and should not be used for investment purposes.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Monthly Operating Report of the Company for the month ended
                  December 31, 2008, as filed with the Bankruptcy Court.




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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MICROISLET, INC.




Date: February 9, 2009                        /s/ Michael J. Andrews
                                              ------------------------------
                                              Michael J. Andrews
                                              Chief Executive Officer